EXHIBIT 99.2

                                         CONSOLIDATED STATEMENTS OF INCOME
                                       KUHLMAN CORPORATION AND SUBSIDIARIES

                                                                                  NINE MONTHS ENDED
                                                                                    SEPTEMBER 30,
                                                                     ------------------------------------------
                                                                               1998                1997
                                                                     ----------------------  ------------------
                                                                                     (UNAUDITED)
                                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales.......................................................            $  571,100           $  468,733
Cost of goods sold..............................................               439,631              361,343
                                                                           -----------          -----------
Gross profit....................................................               131,469              107,390
                                                                           -----------          -----------
Operating expenses:
    Selling, engineering, general and
    administrative expenses.....................................                75,381               64,561
    Intangible amortization.....................................                 2,715                2,109
                                                                           -----------          -----------
        Total operating expenses................................                78,096               66,670
                                                                           -----------          -----------
Operating profit................................................                53,373               40,720
                                                                           -----------          -----------
Other income (expense):
    Interest expense, net.......................................                (5,364)              (6,848)
    Other, net..................................................                (1,306)              (1,340)
                                                                           -----------          -----------
        Total other
          income (expense), net.................................                (6,670)              (8,188)
                                                                           -----------          -----------
Income before taxes.............................................                46,703               32,532
Taxes on income.................................................                18,127               13,168
                                                                           -----------          -----------
Net income......................................................             $  28,576             $ 19,364
                                                                           ===========          ===========
Per share amounts:
    Net income - basic..........................................             $    1.71             $   1.32
                                                                           -----------          -----------
    Net income - diluted........................................             $    1.64             $   1.25
                                                                           -----------          -----------
Average shares outstanding:
    Basic.......................................................                16,704               14,698
                                                                           ===========          ===========
    Diluted.....................................................                17,430               15,464
                                                                           ===========          ===========


                                  The Notes To Consolidated Financial Statements
                               should be read in conjunction with these statements.

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
                                            CONSOLIDATED BALANCE SHEETS
                                       KUHLMAN CORPORATION AND SUBSIDIARIES

In thousands                                                                 SEPTEMBER 30,      DECEMBER 31,
                                                                                 1998               1997
                                                                           -----------------  ---------------
                                                                                 (UNAUDITED)
ASSETS
Current assets:
    Cash and cash equivalents...................................              $  4,911           $    6,529
    Accounts receivable, less reserves of $3,473
      and $3,726 at September 30, 1998 and
      December 31, 1997, respectively...........................               120,262              104,190
    Inventories.................................................                76,653               71,282
    Deferred income taxes.......................................                13,045               13,540
    Prepaid expenses and other current assets...................                 5,430                4,726
                                                                            -----------          -----------
        Total current assets....................................                220,301             200,267
Plant and equipment, at cost:
    Land, buildings and leasehold improvements..................                53,023               51,874
    Machinery and equipment.....................................               175,158              173,300
    Construction in progress....................................                11,897                5,720
                                                                               240,078              230,894
    Less - accumulated depreciation.............................              (118,435)            (105,368)
                                                                            -----------          -----------
                                                                               121,643              125,526
                                                                            -----------          -----------
Intangible assets, net of amortization of
    $10,160 and $7,445 at September 30, 1998
    and December 31, 1997, respectively.........................               120,903              123,616
                                                                            -----------          -----------
Other assets....................................................                12,461               11,909
                                                                            -----------          -----------
                                                                             $ 475,308           $  461,318
                                                                            -----------          -----------
                                        LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Current portion of long-term debt...........................             $   1,066            $   1,475
    Accounts payable............................................                61,870               50,913
    Accrued liabilities.........................................                80,999               87,814
                                                                            -----------          -----------
        Total current liabilities...............................               143,935              140,202
                                                                            -----------          -----------
Long-term debt..................................................                97,444              116,257
                                                                            -----------          -----------
Accrued postretirement benefits.................................                19,963               19,573
                                                                            -----------          -----------
Other long-term liabilities.....................................                10,256               10,833
                                                                            -----------          -----------
        Total liabilities.......................................               271,598              286,865
                                                                            -----------          -----------
Shareholders' equity:
    Preferred stock, par value $1.00, authorized 2,000 shares, none issued;
      Junior participating preferred stock, series A, no par
      value, authorized 200 shares, none issued.................                    --                   --
    Common stock, par value $1.00, authorized
      20,000 shares, issued 16,889 shares at
      September 30, 1998 and 16,601 at
      December 31, 1997, respectively...........................                16,889               16,601
    Additional paid-in capital..................................               110,844              103,543
    Retained earnings...........................................                78,822               57,777
    Accumulated other comprehensive income......................                (1,925)              (2,548)
                                                                            -----------          -----------
                                                                               204,630              175,373
    Less - treasury shares at cost (72 shares at
      September 30, 1998 and December 31, 1997).................                  (920)                (920)
                                                                            -----------          -----------
         Total shareholders' equity.............................               203,710              174,453
                                                                            -----------          -----------
                                                                             $ 475,308           $  461,318
                                                                            ===========          ===========

                                  THE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SHOULD BE READ IN CONJUNCTION WITH THESE STATEMENTS.

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

                                       CONSOLIDATED STATEMENTS OF CASH FLOWS
                                       KUHLMAN CORPORATION AND SUBSIDIARIES
                                                                                  NINE MONTHS ENDED
                                                                                    SEPTEMBER 30,
                                                                           -------------------------------
                                                                               1998              1997
                                                                           ---------------  --------------
                                                                                     (UNAUDITED)
                                                                                    (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income......................................................            $  28,576           $ 19,364
Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization...............................               19,218             14,759
    Deferred income taxes, net..................................                1,118                867
    Provision for losses on accounts receivable.................                  305                322
    Other, net..................................................                2,480              2,141
    Changes in operating assets and liabilities: (1)
        Accounts receivable.....................................              (16,817)            (9,020)
        Inventories.............................................               (5,662)             1,667
        Prepaid expenses and other current assets...............                 (767)            (1,410)
        Accounts payable........................................               11,015              5,666
        Accrued liabilities.....................................               (7,252)             6,939
                                                                            -----------        ----------
           Net cash provided by operating activities                           32,214             41,295
                                                                            -----------        ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures........................................              (15,203)           (13,317)
    Acquisitions, net of cash acquired..........................                   --            (85,375)
    Proceeds from the sale of assets............................                4,690                395
                                                                            -----------        ----------
        Net cash used by investing activities...................              (10,513)           (98,297)
                                                                            -----------        ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Net change in revolving loan facility.......................              (17,991)           (80,824)
    Proceeds from issuance of long-term debt....................                   51             90,000
    Repayments of long-term debt................................               (1,281)            (1,668)
    Dividends paid..............................................               (7,487)            (6,204)
    Stock offering proceeds, net of expenses....................                   --             68,187
    Redemption of warrants......................................                   --             (9,139)
    Stock options exercised and other...........................                3,533              2,297
                                                                            -----------        ----------
        Net cash provided (used) by financing activities........              (23,175)            62,649
                                                                            -----------        ----------
Effect of exchange rate changes on cash.........................                 (144)              (460)
                                                                            -----------        ----------
Net increase (decrease) in cash and cash equivalents............               (1,618)             5,187
Cash and cash equivalents at beginning of period................                6,529              2,209
                                                                            -----------        ----------
     Cash and cash equivalents at end of period.................            $   4,911           $  7,396
                                                                            ===========        ==========
Supplemental disclosure of cash flow information:
    Cash paid during the period for:
        Interest................................................            $   6,557           $  7,168
                                                                            -----------        ----------
        Income taxes, net of refunds............................            $  13,647           $  8,574
                                                                            ===========        ==========

(1)      Net of the effects of acquisitions, where applicable.

                                  The Notes To Consolidated Financial Statements
                               should be read in conjunction with these statements.

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

                                  CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                                       KUHLMAN CORPORATION AND SUBSIDIARIES

                                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                                    (UNAUDITED)
                                                  (IN THOUSANDS)

                                                                ACCUMULATED OTHER
                                                              COMPREHENSIVE INCOME
                                                              --------------------
                                                               FOREIGN
                                                               CURRENCY
                                      ADDITIONAL                TRANS-     MINIMUM                           COMPRE-
                            COMMON      PAID-IN    RETAINED     LATION     PENSION    TREASURY               HENSIVE
                             STOCK      CAPITAL    EARNINGS      ADJ.       LIAB.       STOCK      TOTAL     INCOME
                           ---------  -----------  ---------  ----------  ----------  ----------  --------  ---------
Balance at
    December 31, 1997.      $16,601     $103,543    $57,777    $(1,364)    $(1,184)      $(920)  $174,453
Net income............           --           --     28,576         --          --          --     28,576    $28,576
Cash dividends declared
   ($0.45 per share)..           --           --     (7,531)        --          --          --     (7,531)
Foreign currency
   translation adjustment        --           --         --        623          --          --        623        623
Issuance of common stock
   (1)................          115        3,941         --         --          --          --      4,056
Stock options exercised
   and other .........          173        3,360         --         --          --          --      3,533
                            -------     --------    -------     ------     -------       ------  --------     -------
Balance at September 30,
   1998...............      $16,889     $110,844    $78,822     $ (741)    $(1,184)      $(920)  $203,710
                            =======     ========    =======     ======     =======       ======  ========     =======

         Total comprehensive income for the nine months
           ended September 30, 1998....................................................................       $29,199
                                                                                                              =======


                     (1) Represents shares issued under the Company's Long-Term Incentive Plan.



                                  The Notes To Consolidated Financial Statements
                               should be read in conjunction with these statements.
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

                      KUHLMAN CORPORATION AND SUBSIDIARIES
                          ----------------------------

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

             FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)

1.       Consolidated Financial Statements

                  The consolidated balance sheet at September 30, 1998 and the related consolidated statements of income and cash flows for the three and nine months ended September 30, 1998 and 1997, and the statement of shareholders' equity for the nine months ended September 30, 1998, have been prepared by Kuhlman Corporation (the "Company" or "Kuhlman") without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position of the Company at September
30, 1998 and the results of operations and cash flows for the three and nine months ended September 30, 1998 and 1997, and the shareholders' equity for the nine months ended September 30, 1998 have been made. Certain amounts in the 1997 consolidated financial statements have been reclassified to conform with the 1998 presentation.

                  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted from the accompanying financial statements. These consolidated financial statements, including the notes thereto, should be read in conjunction with the Company's audited consolidated financial statements as of and for the three years in the period ended December
31, 1997 included in the Company's annual report on Form 10-K.

                  The results of operations for the three and nine months ended
September 30, 1998 are not necessarily indicative of the results to be expected for the full year 1998.

2.       Earnings and Dividends Per Share

                  Basic earnings per share are computed by dividing net income by the weighted average shares outstanding for the period. Diluted earnings per share reflects the dilutive effects of common stock equivalents in the weighted average shares outstanding. The following is a reconciliation of the weighted average shares outstanding used in the computation of diluted earnings per share:

                                                             THREE MONTHS ENDED              NINE MONTHS ENDED
                                                               SEPTEMBER 30,                   SEPTEMBER 30,
                                                         ---------------------------  ----------------------------
                                                            1998            1997            1998            1997
                                                         ------------  -------------  ---------------  -----------
Weighted average shares outstanding                        16,807          16,425          16,704          14,698
                                                         --------        --------        --------        --------
Dilutive impact of stock options outstanding                  586             708             726             766
                                                         --------        --------        --------        --------
Diluted average shares outstanding                         17,393          17,133          17,430          15,464
                                                         ========        ========        ========        ========


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

                  A cash dividend of $0.15 per share was declared during each of the first three quarters of 1998 and 1997.

3.       Inventories

                  Inventories consisted of the following, in thousands:

                                            SEPTEMBER 30,          DECEMBER 31,
                                                1998                   1997
                                            -------------          ------------
                                             (UNAUDITED)
              FIFO cost:
                    Raw materials            $    34,825           $    32,904
                    Work-in-process               16,529                17,270
                    Finished goods                25,240                21,662
                                             -----------           -----------
                       Total FIFO                 76,594                71,836
                    Difference in FIFO
                      and LIFO cost                   59                  (554)
                                             -----------           -----------
                    Net inventories          $    76,653           $    71,282
                                             ===========           ===========




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